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                                                                    Exhibit 99.1

            Certification of the Director, Executive Vice President,
                     Secretary and Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Markland Technologies, Inc. (the "Company") on Form 10-QSB for the nine months ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kenneth P. Ducey, Jr., the Director, Executive Vice President, Secretary and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kenneth P. Ducey, Jr.
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Kenneth P. Ducey, Jr.
Director, Executive Vice President, Secretary
  and Chief Financial Officer

Date: May 20, 2003